                                                                      Ex- 21.1


                            MELLON BANK CORPORATION
                    LIST OF SUBSIDIARIES OF THE CORPORATION
                               DECEMBER 31, 1995*


Central Counties Corporation
State of Incorporation:  Pennsylvania

Certus Asset Advisors Corporation
State of Incorporation:  Delaware

Collection Services Corporation
State of Incorporation:  Pennsylvania

Dreyfus Investment Services Corporation
State of Incorporation:  Delaware

Girard Corporation
State of Incorporation:  Pennsylvania

Mellon Accounting Services, Inc.
State of Incorporation:  Delaware

Mellon Asia Limited
Incorporation:  Hong Kong

Mellon Bank Community Development Corporation
State of Incorporation:  Pennsylvania

Mellon Bank, N.A.
Incorporation:  United States

        -       Access Capital Strategies Corp.
                State of Incorporation:  Massachusetts

        -       AFCO Credit Corporation
                State of Incorporation:  New York

                --      AFCO Acceptance Corporation
                        State of Incorporation:  California

                --      AFCO Service, Inc.
                        State of Incorporation:  California

        -       A P Beaumeade, Inc.
                State of Incorporation:  Delaware

* Certain subsidiaries have been omitted from this list. These subsidiaries, when considered in the aggregate as a single subsidiary, do not constitute a significant subsidiary as defined in Rule 1-02(v) of Regulation S-X.

                                                                        Ex-21.1


                            MELLON BANK CORPORATION
                    LIST OF SUBSIDIARIES OF THE CORPORATION
                               DECEMBER 31, 1995

        -       A P Colorado, Inc.
                State of Incorporation:  Colorado

        -       A P Colorado, Inc. #2
                State of Incorporation:  Colorado

        -       APD Chimney Lakes, Inc.
                State of Incorporation:  Florida

        -       APD Cross Creek, Inc.
                State of Incorporation:  Florida

        -       APD Cypress Springs, Inc.
                State of Incorporation:  Florida

        -       A P East, Inc.
                State of Incorporation:  Delaware

        -       A P Management, Inc.
                State of Incorporation:  Pennsylvania

        -       AP Properties Minnesota, Inc.
                State of Incorporation:  Minnesota

        -       AP Residential Realty, Inc.
                State of Incorporation:  Pennsylvania

        -       A P Rural Land, Inc.
                State of Incorporation:  Pennsylvania

        -       AP Wheels, Inc.
                State of Incorporation:  Michigan

        -       APME Company, Inc.
                State of Incorporation:  Wisconsin

        -       APU Chimney Lakes, Inc.
                State of Incorporation:  Florida

        -       APU Cross Creek, Inc.
                State of Incorporation:  Florida

                                                                        Ex-21.1


                            MELLON BANK CORPORATION
                    LIST OF SUBSIDIARIES OF THE CORPORATION
                               DECEMBER 31, 1995

        -       APU Cypress Springs, Inc.
                State of Incorporation:  Florida

        -       Citmelex Corporation
                State of Incorporation:  Delaware

        -       Commonwealth National Mortgage Company
                State of Incorporation:  Pennsylvania

        -       East Properties Inc.
                State of Incorporation:  Delaware

        -       MMIP, Inc.
                State of Incorporation:  Delaware

        -       Mellon Bank Canada
                Incorporation:  Canada

                --      CAFO, Inc.
                        Incorporation:  Canada

                --      Mellon Bank Canada Leasing Inc.
                        Incorporation:  Canada

                --      The R-M Trust Company
                        Incorporation:  Canada

        -       Mellon Bond Associates
                State of Organization:  Pennsylvania

        -       Mellon Consumer Leasing Corporation
                State of Incorporation: Pennsylvania

        -       Mellon Equity Associates
                State of Organization:  Pennsylvania

        -       Mellon Europe Limited
                Incorporation:  England

                                                                        Ex-21.1


                            MELLON BANK CORPORATION
                    LIST OF SUBSIDIARIES OF THE CORPORATION
                               DECEMBER 31, 1995

        -       Mellon Financial Services Corporation #3
                State of Incorporation:  Pennsylvania

                --      Mellon International Leasing Company
                        State of Incorporation:  Delaware

                --      Pontus, Inc.
                        State of Incorporation:  Delaware

        -       Mellon Mortgage Company
                State of Incorporation:  Colorado

                --      MetFirst Insurance Agency, Inc.
                        State of Incorporation:  Delaware

        -       Mellon Overseas Investment Corporation
                Incorporation:  United States

                --      Mellon Bank Representacoes, Ltda.
                        Incorporation:  Brazil

                --      Mellon International Investment Corporation
                        Incorporation:  British West Indies

                --      Mellon Securities Limited
                        State of Incorporation:  Pennsylvania

                --      B.I.E. Corporation
                        Incorporation:  British West Indies

        -       Mellon Ventures, Inc.
                State of Incorporation:  Pennsylvania

        -       Melnamor Corporation
                State of Incorporation:  Pennsylvania

                --      A P Colorado, Inc. #3
                        State of Incorporation:  Colorado

                --      A P Meritor, Inc.
                        State of Incorporation:  Minnesota

                                                                        Ex-21.1


                            MELLON BANK CORPORATION
                    LIST OF SUBSIDIARIES OF THE CORPORATION
                               DECEMBER 31, 1995

                --      Baldorioty de Castro Development Corporation
                        Incorporation:  Puerto Rico

                --      Bridgewater Land Company, Inc.
                        State of Incorporation:  Massachusetts

                --      Cacalaba, Inc.
                        State of Incorporation:  New Mexico

                --      Casals Development Corporation
                        Incorporation:  Puerto Rico

                --      CEBC, Inc.
                        Incorporation:  Puerto Rico

                --      Costamar Development Corporation
                        Incorporation:  Puerto  Rico

                --      FSFC, Inc.
                        State of Incorporation:  Pennsylvania

                --      Festival, Inc.
                        State of Incorporation:  Virginia

                --      Holiday Properties, Inc.
                        State of Incorporation:  Alabama

                --      Laplace Land Company, Inc.
                        State of Incorporation:  Louisiana

                --      Promenade, Inc.
                        State of Incorporation:  California

                --      SKAP #7, Inc.
                        State of Incorporation:  Texas

                --      Texas AP, Inc.
                        State of Incorporation:  Texas

                --      Trilem, Inc.
                        State of Incorporation:  Pennsylvania

                                                                        Ex-21.1


                            MELLON BANK CORPORATION
                    LIST OF SUBSIDIARIES OF THE CORPORATION
                               DECEMBER 31, 1995

                --      Vacation Properties, Inc.
                        State of Incorporation:  North Carolina

        -       MelPenn Realty Company
                State of Incorporation:  Pennsylvania

        -       Meritor Capital Resources, Inc.
                State of Incorporation:  Delaware

        -       Meritor Mortgage Corporation - East
                State of Incorporation:  Pennsylvania

                --      Central Valley Management Co., Inc.
                        State of Incorporation:  Pennsylvania

        -       RECR, Inc.
                State of Incorporation:  Pennsylvania

        -       The Dreyfus Corporation
                State of Incorporation:  New York

                --      Dreyfus - Lincoln, Inc.
                        State of Incorporation:  Delaware

                --      Dreyfus Management Inc.
                        State of Incorporation:  New York

                --      Dreyfus Personal Management, Inc.
                        State of Incorporation:  New York

                --      Dreyfus Precious Metals, Inc.
                        State of Incorporation:  Delaware

                --      Dreyfus Service Corporation
                        State of Incorporation:  New York

                                ---     Lion Management, Inc.
                                        State of Incorporation:  Delaware

                --      Seven Six Seven Agency, Inc.
                        State of Incorporation:  New York

                                                                        Ex-21.1


                            MELLON BANK CORPORATION
                    LIST OF SUBSIDIARIES OF THE CORPORATION
                               DECEMBER 31, 1995

                --      The Dreyfus Consumer Credit Corporation
                        State of Incorporation:  Delaware

                --      Dreyfus Transfer, Inc.
                        State of Incorporation:  Maryland

        -       UPCON, Inc.
                State of Incorporation:  Pennsylvania

Boston Group Holdings, Inc.
State of Incorporation:  Delaware

        -       Shearson Venture Capital Inc.
                State of Incorporation:  Delaware

                --      Shearson Summit Euromanagement Inc.
                        State of Incorporation:  Delaware

                --      Shearson Summit Europartners Inc.
                        State of Incorporation:  Delaware

                --      Shearson Summit Management Inc.
                        State of Incorporation:  Delaware

                --      Shearson Summit Partners Inc.
                        State of Incorporation:  Delaware

        -       The Boston Company, Inc.
                State of Incorporation:  Massachusetts

                --      Boston Safe Deposit and Trust Company
                        State of Incorporation:  Massachusetts

                                ---     Boston Safe (Nominees) Limited
                                        Incorporation:  England

                                ---     MY, Inc.
                                        State of Incorporation:  Massachusetts

                                                                        Ex-21.1


                            MELLON BANK CORPORATION
                    LIST OF SUBSIDIARIES OF THE CORPORATION
                               DECEMBER 31, 1995

                        ---     Reco, Inc.
                                State of Incorporation:  Massachusetts

                                        ----    Mitlock Limited Partnership
                                                State of Incorporation:
                                                Massachusetts

                                        ----    Tuckahoe Limited Partnership
                                                State of Incorporation:
                                                Massachusetts

                        ---     TBC Securities Co., Inc.
                                State of Incorporation:  Massachusetts

                        --- The Boston Company Financial Services, Inc. State of Incorporation: Massachusetts

                        ---     Wellington-Medford II Associates LP
                                State of Incorporation:  Massachusetts

                -- Boston Safe Deposit and Trust Company of California State of Incorporation: California

                -- Boston Safe Deposit and Trust Company of New York State of Incorporation: New York

                --      Premier Administration Limited
                        Incorporation:  England

                --      The Boston Company Advisors, Inc.
                        State of Incorporation:  Delaware

                --      The Boston Company Asset Management, Inc.
                        State of Incorporation:  Massachusetts

                --      The Boston Company Energy Advisors, Inc.
                        State of Incorporation:  Massachusetts

                -- The Boston Company Financial Strategies Group, Inc. State of Incorporation: Massachusetts

                -- The Boston Company Financial Strategies, Inc. State of Incorporation: Massachusetts

                                                                        Ex-21.1


                            MELLON BANK CORPORATION
                    LIST OF SUBSIDIARIES OF THE CORPORATION
                               DECEMBER 31, 1995

                --      The Boston Safe Advisors, Inc.
                        State of Incorporation:  Massachusetts

                --      The Boston Company of Southern California
                        State of Incorporation:  California

                --      Wellington-Medford II Properties, Inc.
                        State of Incorporation:  Massachusetts

Mellon Bank (DE) National Association
Incorporation:  United States

        -       Dreyfus Service Organization, Inc.
                State of Incorporation:  Delaware

        -       MBC Insurance Agency, Inc.
                State of Incorporation:  Delaware

        -       The Shelter Group, Inc.
                State of Incorporation:  Delaware

        -       Wilprop, Inc.
                State of Incorporation:  Delaware

Mellon EFT Services Corporation
State of Incorporation:  Pennsylvania

Mellon Financial Company
State of Incorporation:  Pennsylvania

Mellon Financial Corporation (MD)
State of Incorporation:  Maryland

        -       Mellon Bank (MD)
                State of Incorporation:  Maryland

                --      Baltimore Realty Corporation
                        State of Incorporation:  Maryland

                                                                        Ex-21.1


                            MELLON BANK CORPORATION
                    LIST OF SUBSIDIARIES OF THE CORPORATION
                               DECEMBER 31, 1995

Mellon Financial Markets, Inc.
State of Incorporation:  Delaware

Mellon PSFS (NJ) National Association
Incorporation:  United States

        -       A P Properties, Inc.
                State of Incorporation:  New Jersey

MBC Investments Corporation
State of Incorporation:  Delaware

        -       Dreyfus Acquisition Corporation
                State of Incorporation:  New York

        -       Dreyfus Partnership Management, Inc.
                State of Incorporation:  New York

        -       Dreyfus Trust Company
                State of Incorporation:  New York

        -       Franklin Portfolio Associates Trust
                State of Incorporation:  Massachusetts

        -       Laurel Capital Advisors
                State of Incorporation:  Pennsylvania

        -       Major Trading Corporation
                State of Incorporation:  New York

                --      Dreyfus Management GMBH
                        Incorporation:  Germany

        -       Mellon Bank, F.S.B.
                Incorporation:  United States

        -       Mellon Capital Management Corporation
                State of Incorporation:  Delaware

                                                                        Ex-21.1


                            MELLON BANK CORPORATION
                    LIST OF SUBSIDIARIES OF THE CORPORATION
                               DECEMBER 31, 1995

        -       Mellon Financial Services Corporation #1
                State of Incorporation:  Delaware

                --      Allomon Corporation
                        State of Incorporation:  Pennsylvania

                                ---     APT Holdings Corporation
                                        State of Incorporation:  Delaware

                                ---     Lucien Land Company, Inc.
                                        State of Incorporation:  Florida

                                        ----    APD Crossings, Inc.
                                                State of Incorporation:  Florida

                --      Mellon Escrow Company
                        State of Incorporation:  Delaware

                --      Mellon Financial Services Corporation #2
                        State of Incorporation:  Delaware

                --      Mellon Financial Services Corporation #4
                        State of Incorporation:  Pennsylvania

                                ---     Beaver Valley Leasing Corporation
                                        State of Incorporation:  Pennsylvania

                                ---     Katrena Corporation
                                        State of Incorporation:  Delaware
                                        (80% ownership)

                                ---     Mellon Financial Services
                                        Corporation #13
                                        State of Incorporation:  Alabama

                                ---     MFS Leasing Corp.
                                        State of Incorporation:  Delaware

                --      Mellon Financial Services Corporation #5
                        State of Incorporation:  Louisiana

                                ---     Mellon Financial Services
                                        Corporation #10
                                        State of Incorporation:  Louisiana

                                                                        Ex-21.1


                            MELLON BANK CORPORATION
                    LIST OF SUBSIDIARIES OF THE CORPORATION
                               DECEMBER 31, 1995

                --      Mellon Properties Company
                        State of Incorporation:  Louisiana

        -       Mellon-France Corporation
                State of Incorporation:  Pennsylvania

                --      CCF-Mellon Partners
                        State of Incorporation:  Pennsylvania (50% ownership)

        -       Mellon Global Investing Corp.
                State of Incorporation:  New York

                --      Pareto Partners (Pareto Partners, New York)
                        State of Incorporation:  New York (65% ownership)

        -       Mellon Insurance Agency, Inc.
                State of Incorporation:  Pennsylvania

        -       MGIC-UK Ltd.
                Incorporation:  England

                --      Pareto Partners (Pareto Partners, U.K.)
                        Incorporation:  England (65% ownership)

        -       Mellon Life Insurance Company
                State of Incorporation:  Delaware

        -       Premier Administration (Dublin) Limited
                Incorporation:  Ireland

        -       The Truepenny Corporation
                State of Incorporation:  New York

                --      The Trotwood Corporation
                        State of Incorporation:  New York

                                ---     The Trotwood Hunters Corporation
                                        State of Incorporation:  New York

                                --- The Trotwood Hunters Site A Corporation State of Incorporation: New York

                                                                        Ex-21.1


                            MELLON BANK CORPORATION
                    LIST OF SUBSIDIARIES OF THE CORPORATION
                               DECEMBER 31, 1995

Mellon Financial Services Corporation #17
(Mellon Securities Transfer Services)
State of Incorporation:  Delaware

        - Chemical Mellon Shareholder Services, L.L.C. (50% ownership) State of Incorporation: New Jersey

Mellon Securities Trust Company
State of Incorporation:  New York

NSD Holdings Corporation
State of Incorporation:  Delaware